Exhibit 99.1

PLBY Group to Restate 2023 Second and Third Quarter Financials

Expected to Decrease Net Losses and Increase Adjusted EBITDA for Restated Periods

No Anticipated Impact on Revenue, Cash, Cash Flows or Business Operations

As a Result, PLBY Group Will Report Earnings on March 27, 2024

LOS ANGELES – March 12, 2024 (GLOBE NEWSWIRE) – PLBY Group, Inc. (NASDAQ: PLBY) (“PLBY Group” or the “Company”), a leading pleasure and leisure lifestyle company and owner of Playboy, one of the most recognizable and iconic brands in the world, announced today that it will restate its quarterly unaudited condensed consolidated financial statements for the second and third quarters of 2023. The Company also announced that it will report its fourth quarter and full year 2023 financial results on Wednesday, March 27, 2024, after the U.S. stock market closes.

The Company and its Audit Committee, in consultation with the Company’s independent registered public accounting firm, BDO USA, P.C., identified errors in the Company’s accounting treatment of an impaired Chinese license contract in the second and third quarters of 2023 (which contract was ultimately terminated in the fourth quarter of 2023) and the classification of commission expense adjustments related to contract impairments recorded during such quarters.

The Company currently anticipates that correction of such errors and restatement of its second and third quarter 2023 financial statements will:

•reduce a portion of impairment expense and reduce deferred revenue in the restated periods;

•decrease the Company’s net loss for the restated periods;

•increase the Company’s reported Adjusted EBITDA for the restated periods;

•decrease the Company’s total liabilities for the restated periods;

•have no effect on revenue or the cash flows of the Company for any period;

•have no effect on the Company’s liquidity position; and

•have no effect on the Company’s future operations.

In both the second and third quarters of 2023, the Company took impairment charges on a license contract, which were recorded in the statements of operations for each quarter. The Company believes that the impairment should have impacted its deferred revenue on the balance sheet rather than being recorded in the statements of operations for the applicable quarters. In addition, commission expense reversals should have been recorded as a reduction of the Company’s cost of sales for the applicable quarters, rather than offsetting its impairment expense for such quarters. Such errors did not impact any previously filed audited financial statements.

In connection with the restatements, the Company will file amended Quarterly Reports on Form 10-Q/A for the quarterly periods ended June 30, 2023 and September 30, 2023 with the U.S. Securities and Exchange Commission as soon as practicable, which the Company expects will be no later than Friday, March 15, 2024. The changes to be reflected in such amended Quarterly Reports are not the result of a change in published accounting guidance during the relevant time periods or any override of controls or misconduct, nor has the Company’s Audit Committee been informed of any issues related to an override of controls or misconduct.

Given the significant resources needed to prepare the amended Quarterly Reports, the Company expects to announce its 2023 fourth quarter and annual results and file its Annual Report on Form 10-K on Wednesday, March 27, 2024, within the extension period. The Company will publish a Shareholder Letter, which includes remarks from the Company’s Chief Executive Officer, Ben Kohn, and then, at 4:30 p.m. Eastern Time, will host an analyst question-and-answer session, which will be webcast. This format allows the webcast to be conversational and more focused on top questions rather than on prepared remarks. The Shareholder Letter and webcast will be accessible at https://www.plbygroup.com/investors.

About PLBY Group, Inc.
PLBY Group, Inc. is a global pleasure and leisure company connecting consumers with products, content, and experiences that help them lead more fulfilling lives. PLBY Group’s flagship consumer brand, Playboy, is one of the most recognizable brands in the world, with products and content available in approximately 180 countries. PLBY Group’s mission — to create a culture where all people can pursue pleasure — builds upon seven decades of creating groundbreaking media and hospitality experiences and fighting for cultural progress rooted in the core values of equality, freedom of expression and the idea that pleasure is a fundamental human right. Learn more at http://www.plbygroup.com.

Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to financial reporting and performance, as well as potential financial impacts of corrections of the Company’s financial reporting and performance.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Factors that may cause such differences include, but are not limited to: (1) the inability to maintain the listing of the Company’s shares of common stock on Nasdaq; (2) the risk that the Company’s completed or proposed transactions disrupt the Company’s current plans and/or operations, including the risk that the Company does not complete any such proposed transactions or achieve the expected benefits from any transactions; (3) the ability to recognize the anticipated benefits of corporate transactions, commercial collaborations, commercialization of digital assets, cost reduction initiatives and proposed transactions, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, and the Company's ability to retain its key employees; (4) costs related to being a public company, corporate transactions, commercial collaborations and proposed transactions; (5) changes in applicable laws or regulations; (6) the possibility that the Company may be adversely affected by global hostilities, supply chain delays, inflation, interest rates, foreign currency exchange rates or other economic, business, and/or competitive factors; (7) risks relating to the correction of the Company’s previously reported financial information or uncertainty of its projected financial information, including changes in our estimates of cash flows and the fair value of certain of the Company’s intangible assets, including goodwill; (8) risks related to the organic and inorganic growth of the Company’s businesses, and the timing of expected business milestones; (9) changing demand or shopping patterns for the Company’s products and services; (10) failure of licensees, suppliers or other third-parties to fulfill their obligations to the Company; (11) the Company’s ability to comply with the terms of its indebtedness and other obligations; (12) changes in financing markets or the inability of the Company to obtain financing on attractive terms; and (13) other risks and uncertainties indicated from time to time in the Company’s annual report on Form 10-K, including those under “Risk Factors” therein, and in the Company’s other filings with the Securities and Exchange Commission. The Company cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date which they were made. The Company does not undertake any obligation to update or revise any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

Contact:
Investors: investors@plbygroup.com
Media: press@plbygroup.com